SunTrust Banks, Inc.
                               ORGANIZATION CHART                   Page 1 of 10
                                December 31, 1998


SunTrust Banks, Inc.                                           (28 banks)             Atlanta, GA


Lower Tier Bank Holding Companies
100%          SunTrust Banks of Florida, Inc.                         Orlando, FL

              100%       (see pages 3 & 4 for subsidiaries)            (13 banks)

100%          SunTrust Banks of Georgia, Inc.                         Atlanta, GA

              100%       (see page 5 for subsidiaries)                  (9 banks)

100%          SunTrust Banks of Tennessee, Inc.                     Nashville, TN

              100%       (see page 6 for subsidiaries)                  (5 banks)

100%          Crestar Financial Corporation                          Richmond, VA

              100%       (see page 9 for subsidiaries)                  (1 banks)

Direct Bank Subsidiaries

100%          STI Capital Management, National Association            Orlando, FL

100%          SunTrust BankCard, National Association                 Orlando, FL

100% *        SunTrust Service Corporation                            Atlanta, GA

Direct Non Bank Subsidiaries

100%          STSC Leasing Corporation                                Atlanta, GA

100%          STI Trust & Investment Operations, Inc.                 Atlanta, GA

100%          SunTrust Capital I                                      Atlanta, GA

100%          SunTrust Capital II                                     Atlanta, GA

100%          SunTrust Capital III                                    Atlanta, GA

100%          SunTrust Community Development Corporation              Atlanta, GA


* SunTrust Service Corporation is 100% owned by certain subsidiary banks of SunTrust Banks, Inc. None of this nonbank subsidiary's stock is owned by SunTrust Banks, Inc. (Parent Company).







                              SunTrust Banks, Inc.
                              ORGANIZATION CHART                   Page 2 of 10
                                December 31, 1998



SunTrust Banks, Inc. (cont'd)

Direct Non Bank Subsidiaries (cont'd)
100%          SunTrust Equitable Securities Corporation                                    Nashville, TN
              100%          Equitable Trust Company                                        Nashville, TN
                            100%          Equitable Asset Management, Inc.                 Nashville, TN

100%          SunTrust Insurance Company                                                 Chattanooga, TN

100%           SunTrust International Services, Inc.                                         Atlanta, GA

100%          SunTrust Mortgage, Inc.                                                        Atlanta, GA

100%          SunTrust Online, Inc.                                                          Atlanta, GA

99.99%        SunTrust Plaza Associates, LLC                                                 Atlanta, GA

100%          SunTrust Properties, Inc.                                                      Atlanta, GA

100%          SunTrust Securities, Inc.                                                      Atlanta, GA

100%          Trusco Capital Management, Inc.                                                Atlanta, GA







                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                   Page 3 of 10
                                December 31, 1998



100%   SunTrust Banks of Florida, Inc.                                                                                (13 Banks)

       100%      SunTrust Bank, Central Florida, National Association                                                  Orlando, FL
                 100%          STB Management (Central Florida), Inc.                                                   Newark, DE
                               100%          STB Management Holdings (Central Florida), Inc.                            Newark, DE
                 100%          STB Real Estate (Central Florida), Inc.                                                  Newark, DE
                               100%          STB Real Estate Parent (Central Florida), Inc.                             Newark, DE
                                             100%         STB Real Estate Holdings (Central Florida), Inc.              Newark, DE
                 100%          STB Receivables (Central Florida), Inc.                                                  Newark, DE
                 100%          SunTrust Annuities, Inc.                                                                Orlando, FL
                 100%          SunTrust Insurance Services (Florida), Inc.                                    Lake Buena Vista, FL

       100%      SunTrust Bank, East Central Florida                                                             Daytona Beach, FL
                 100%          Service of Volusia County, Inc.                                                   Daytona Beach, FL
                 100%          STB Real Estate (East Central Florida), Inc.                                             Newark, DE
                               100%          STB Real Estate Parent (East Central Florida), Inc.                        Newark, DE
                                             100%         STB Real Estate Holdings (East Central Florida), Inc.         Newark, DE
                 100%          STB Receivables (East Central Florida), Inc.                                             Newark, DE

       100%      SunTrust Bank, Gulf Coast                                                                            Sarasota, FL
                 100%          STB Management (Gulf Coast), Inc.                                                        Newark, DE
                               100%          STB Management Holdings (Gulf Coast), Inc.                                 Newark, DE
                 100%          STB Real Estate (Gulf Coast), Inc.                                                       Newark, DE
                               100%          STB Real Estate Parent (Gulf Coast), Inc.                                  Newark, DE
                                             100%         STB Real Estate Holdings (Gulf Coast), Inc.                   Newark, DE
                 100%          STB Receivables (Gulf Coast), Inc.                                                       Newark, DE

       100%      SunTrust Bank, Miami, National Association                                                              Miami, FL
                 100%          Florida Aviation, Inc.                                                                    Miami, FL
                 100%          Kasalta Miramar, Inc.                                                                     Miami, FL
                 100%          STB Management (Miami), Inc.                                                             Newark, DE
                               100%          STB Management Holdings (Miami), Inc.                                      Newark, DE
                 100%          STB Real Estate (Miami), Inc.                                                            Newark, DE
                               100%          STB Real Estate Parent (Miami), Inc.                                       Newark, DE
                                             100%         STB Real Estate Holdings (Miami), Inc.                        Newark, DE
                 100%          STB Receivables (Miami), Inc.                                                            Newark, DE







                       SunTrust Banks, Inc.
                        ORGANIZATION CHART                         Page 4 of 10
                         December 31, 1998




       SunTrust Banks of Florida, Inc. (cont'd)

       100%   SunTrust Bank, Mid-Florida, National Association                                                 Winter Haven, FL
              100%          STB Real Estate (Mid-Florida), Inc.                                                      Newark, DE
                            100%          STB Real Estate Parent (Mid-Florida), Inc.                                 Newark, DE
                                          100%         STB Real Estate Holdings (Mid-Florida), Inc.                  Newark, DE
              100%          STB Receivables (Mid-Florida), Inc.                                                      Newark, DE

       100%   SunTrust Bank, Nature Coast                                                                       Brooksville, FL
              100%          STB Real Estate (Nature Coast), Inc.                                                     Newark, DE
                            100%          STB Real Estate Parent (Nature Coast), Inc.                                Newark, DE
                                          100%         STB Real Estate Holdings (Nature Coast), Inc.                 Newark, DE
              100%          STB Receivables (Nature Coast), Inc.                                                     Newark, DE

       100%   SunTrust Bank, North Central Florida                                                                    Ocala, FL
              100%          STB Real Estate (North Central Florida), Inc.                                            Newark, DE
                            100%          STB Real Estate Parent (North Central Florida), Inc.                       Newark, DE
                                          100%         STB Real Estate Holdings (North Central FL), Inc.             Newark, DE
              100%          STB Receivables (North Central Florida), Inc.                                            Newark, DE

       100%   SunTrust Bank, North Florida, National Association                                               Jacksonville, FL
              100%          STB Real Estate (North Florida), Inc.                                                    Newark, DE
                            100%          STB Real Estate Parent (North Florida), Inc.                               Newark, DE
                                          100%         STB Real Estate Holdings (North Florida), Inc.                Newark, DE
              100%          STB Receivables (North Florida), Inc.                                                    Newark, DE

       100%   SunTrust Bank, South Florida, National Association                                            Fort Lauderdale, FL
              100%          STB Management (South Florida), Inc.                                                     Newark, DE
                            100%          STB Management Holdings (South Florida), Inc.                              Newark, DE
              100%          STB Real Estate (South Florida), Inc.                                                    Newark, DE
                            100%          STB Real Estate Parent (South Florida), Inc.                               Newark, DE
                                          100%         STB Real Estate Holdings (South Florida), Inc.                Newark, DE
              100%          STB Receivables (South Florida), Inc.                                                    Newark, DE

       100%   SunTrust Bank, Southwest Florida                                                                   Fort Myers, FL
              100%          STB Real Estate (Southwest Florida), Inc.                                                Newark, DE
                            100%          STB Real Estate Parent (Southwest Florida), Inc.                           Newark, DE
                                          100%         STB Real Estate Holdings (Southwest Florida), Inc.            Newark, DE
              100%          STB Receivables (Southwest Florida), Inc.                                                Newark, DE




                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                 Page 5 of 10
                                December 31, 1998



     SunTrust Banks of Florida, Inc. (cont'd)

     100%     SunTrust Bank, Tallahassee, National Association                                                  Tallahassee, FL

              100%          STB Real Estate (Tallahassee), Inc.                                                      Newark, DE
                            100%          STB Real Estate Parent (Tallahassee), Inc.                                 Newark, DE
                                          100%         STB Real Estate Holdings (Tallahassee), Inc.                  Newark, DE
              100%          STB Receivables (Tallahassee), Inc.                                                      Newark, DE

     100%     SunTrust Bank, Tampa Bay                                                                                Tampa, FL
              100%          STB Management (Tampa Bay), Inc.                                                         Newark, DE
                            100%          STB Management Holdings (Tampa Bay), Inc.                                  Newark, DE
              100%          STB Real Estate (Tampa Bay), Inc.                                                        Newark, DE
                            100%          STB Real Estate Parent (Tampa Bay), Inc.                                   Newark, DE
                                          100%         STB Real Estate Holdings (Tampa Bay), Inc.                    Newark, DE
              100%          STB Receivables (Tampa Bay), Inc.                                                        Newark, DE

     100%     SunTrust Bank, West Florida                                                                         Pensacola, FL
              100%          STB Real Estate (West Florida), Inc.                                                     Newark, DE
                            100%          STB Real Estate Parent (West Florida), Inc.                                Newark, DE
                                          100%         STB Real Estate Holdings (West Florida), Inc.                 Newark, DE
              100%          STB Receivables (West Florida), Inc.                                                     Newark, DE

     100%     SunTrust Banks Trust Company (Cayman) LTD                                     Grand Cayman, Cayman Island, B.W.I.

     100%     Premium Assignment Corporation                                                                    Tallahassee, FL






                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                   Page 6 of 10
                                December 31, 1998



100%    SunTrust Banks of Georgia, Inc.                                                                                 (9 Banks)
        100%    SunTrust Bank, Atlanta                                                                               Atlanta, GA
                100%          STB Management (Atlanta), Inc.                                                          Newark, DE
                              100%          STB Management Holdings (Atlanta), Inc.                                   Newark, DE
                100%          STB Real Estate (Atlanta), Inc.                                                         Newark, DE
                              100%          STB Real Estate Parent (Atlanta), Inc.                                    Newark, DE
                                            100%         STB Real Estate Holdings (Atlanta), Inc.                     Newark, DE
                100%          STI Credit Corporation                                                             Little Rock, AR
                100%          SunTrust International Banking Company                                                 Atlanta, GA
                              100%          SunTrust Asia, Limited                                                   Atlanta, GA
                100%          TCB Holdings, Inc.                                                                     Atlanta, GA
                100%          Atlanta Community Investment Corporation                                               Atlanta, GA

        100%    SunTrust Bank, Augusta, National Association                                                           Evans, GA
                100%          STB Real Estate (Augusta), Inc.                                                         Newark, DE
                              100%          STB Real Estate Parent (Augusta), Inc.                                    Newark, DE
                                            100%         STB Real Estate Holdings (Augusta), Inc.                     Newark, DE

        100%    SunTrust Bank, Middle Georgia, National Association                                                    Macon, GA
                100%          STB Real Estate (Middle Georgia), Inc.                                                  Newark, DE
                              100%          STB Real Estate Parent (Middle Georgia), Inc.                             Newark, DE
                                            100%         STB Real Estate Holdings (Middle Georgia), Inc.              Newark, DE

        100%    SunTrust Bank, Northeast Georgia, National Association                                                Athens, GA
                100%          STB Real Estate (Northeast Georgia), Inc.                                               Newark, DE
                              100%          STB Real Estate Parent (Northeast Georgia), Inc.                          Newark, DE
                                            100%         STB Real Estate Holdings (Northeast Georgia), Inc.           Newark, DE
                100%          SunTrust Insurance Services (Georgia), Inc.                                            Madison, GA

        100%    SunTrust Bank, Northwest Georgia, National Association                                                  Rome, GA
                100%          STB Real Estate (Northwest Georgia), Inc.                                               Newark, DE
                              100%          STB Real Estate Parent (Northwest Georgia), Inc.                          Newark, DE
                                            100%         STB Real Estate Holdings (Northwest Georgia), Inc.           Newark, DE

        100%    SunTrust Bank, Savannah, National Association                                                       Savannah, GA
                100%          STB Real Estate (Savannah), Inc.                                                        Newark, DE
                              100%          STB Real Estate Parent (Savannah), Inc.                                   Newark, DE
                                            100%         STB Real Estate Holdings (Savannah), Inc.                    Newark, DE





                              SunTrust Banks, Inc.
                         ORGANIZATION CHART                       Page 7 of 10
                                December 31, 1998



      SunTrust Banks of Georgia, Inc. (cont'd)
      100%     SunTrust Bank, South Georgia, National Association                                                  Leesburg, GA

               100%          STB Real Estate (South Georgia), Inc.                                                   Newark, DE

                             100%          STB Real Estate Parent (South Georgia), Inc.                              Newark, DE

                                           100%         STB Real Estate Holdings (South Georgia), Inc.               Newark, DE

      100%     SunTrust Bank, Southeast Georgia, National Association                                             Brunswick, GA
               100%          STB Real Estate (Southeast Georgia), Inc.                                               Newark, DE
                             100%          STB Real Estate Parent (Southeast Georgia), Inc.                          Newark, DE
                                           100%         STB Real Estate Holdings (Southeast Georgia), Inc.           Newark, DE

      100%     SunTrust Bank, West Georgia, National Association                                                   Columbus, GA
               100%          STB Real Estate (West Georgia), Inc.                                                    Newark, DE
                             100%          STB Real Estate Parent (West Georgia), Inc.                               Newark, DE
                                           100%         STB Real Estate Holdings (West Georgia), Inc.                Newark, DE

      100%     SunTrust Personal Loans, Inc.                                                                        Atlanta, GA

      100%     Preferred Surety Holdings, Inc.                                                                      Atlanta, GA
               100%          Preferred Surety Corporation                                                           Madison, GA
                             100%          Madison Insurance Company                                                Madison, GA






                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                 Page 8 of 10
                                December 31, 1998



100%          SunTrust Banks of Tennessee, Inc.                                                                 (5 Banks)

    100%   SunTrust Bank, Nashville, National Association                                                   Nashville, TN

           100%          Cherokee Insurance Company                                                        Burlington, VT

           100%          STB Management (Nashville), Inc.                                                      Newark, DE

           100%          SunTrust Leasing of Tennessee, Inc.                                                Nashville, TN

    100%   SunTrust Bank, Alabama, National Association                                                      Florence, AL

           100%          SunTrust Annuities (Alabama), Inc.                                                  Florence, AL

    100%   SunTrust Bank, Chattanooga, National Association                                               Chattanooga, TN

           100%          STB Management (Chattanooga), Inc.                                                    Newark, DE
           100%          SunTrust of Chattanooga Mortgage Corporation                                 Fort Oglethorpe, GA
           100%          SunTrust Insurance Services (Tennessee), Inc.                               Lookout Mountain, TN

    100%   SunTrust Bank, East Tennessee, National Association                                              Knoxville, TN

           100%          Acquisition and Equity Corporation                                                 Knoxville, TN

    100%   SunTrust Bank, South Central Tennessee, National Association                                       Pulaski, TN

    100%   Trust Company of Tennessee (inactive)                                                            Nashville, TN





                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                   Page 9 of 10
                                December 31, 1998




100%  Crestar Financial Corporation                                                                                        (1 Banks)

      100%          CF Finance, L.L.C.                                                                                      Illinois

      100%          Crestar Community Development Corporation                                                               Virginia

      100%          Crestar Capital Trust I                                                                                 Delaware

      100%          Crestar Securities Corporation                                                                          Virginia

      100%          Crestar Insurance Agency, Inc.                                                                          Virginia

      100%          Crestar Bank                                                                                            Virginia
                    100%          DC Properties, Inc.                                                           District of Columbia
                    100%          MD Properties, Inc.                                                                       Maryland
                    100%          DC Properties II, Inc. (Inactive)                                             District of Columbia
                    100%          VA Properties, Inc.                                                                       Virginia
                    100%          Fifth GWR REFG, Inc.                                                                      Virginia
                    100%          MD OREO, Inc.                                                                             Maryland
                    100%          Villages of KC Properties, Inc.                                                           Virginia
                    100%          CBRE II, Inc.                                                                        ST Thomas, VI
                    100%          Citizens Community Development Company                                                    Maryland
                    100%          Crestview, L.L.C.                                                                         Virginia
                    100%          FSB Development, Inc.                                                                     Maryland
                    100%          Loyola Financial and Development Corporation                                              Maryland
                                  100%          Hunt Country, Inc.                                                          Maryland
                    100%          CB Finance, Inc.                                                                          Virginia
                                  100%          CM Finance, L.L.C.                                                          Illinois
                                                100%         CBP Finance, L.L.C.                                            Illinois
                                  100%          CRL, Inc.                                                                   Virginia
                    100%          Jefferson Funding Corporation                                                             Virginia
                    100%          Crestar Leasing Corporation                                                               Virginia
                    100%          Southern Service Corporation                                                              Virginia
                    100%          Crestar Mortgage Corporation                                                              Virginia
                                  80%           Crestar Title Agency, L.L.C.                                                Virginia
                                                80%          Crestar Title Agency of Maryland, L.L.C.                       Virginia
                                  100%          CMC Oreo, Inc.                                                              Virginia





                              SunTrust Banks, Inc.
                               ORGANIZATION CHART                Page 10 of 10
                                December 31, 1998



              Crestar Financial Corporation (cont'd)
    100%          Crestar Bank (cont'd)
                  100%          Crestar Asset Management Company                                                          Virginia

                  100%          Crestar Procurement Services, L.L.C.                                                      Maryland

                  100%          Executive Auto Leasing, Inc.                                                  District of Columbia

                  100%          Education Financial Services Corporation                                                  Virginia



Comments

Cherokee Insurance Company became active on September 2, 1997.

o As of January 1, 1998, SunTrust Online, Inc. and Madison Insurance Company began operation.

o Effective January 2, 1998, SunTrust acquired Equitable Securities Corporation ("Equitable"). The acquisition was accomplished by merging SunTrust Capital Markets, Inc. ("STCM") into Equitable, with the shareholders of Equitable exchanging their shares of Equitable stock for shares of SunTrust common stock. Simultaneously with the merger, Equitable changed its name to SunTrust Equitable Securities Corporation. After the merger, SunTrust Equitable Securities Corporation was wholly owned by SunTrust Banks, Inc.

o As of March 16, 1998, SunTrust Capital III was formed to issue Trust Preferred Securities.

o As of February 24, 1998, STB Real Estate Holdings (East Central Florida), Inc., STB Real Estate Holdings (Miami), Inc. STB Real Estate Holdings (Mid-Florida), Inc., STB Real Estate Holdings (North Central Florida), Inc., STB Real Estate Holdings (North Florida), Inc., STB Real Estate Holdings (Tallahassee), Inc., STB Real Estate Holdings (Tampa Bay), Inc., STB Real Estate Holdings (West Florida), Inc., STB Real Estate Holdings (Augusta), Inc., STB Real Estate Holdings (Middle Georgia), Inc., STB Real Estate Holdings (Northwest Georgia), Inc., STB Real Estate Holdings (Savannah), Inc., STB Real Estate Holdings (Southeast Georgia), Inc., STB Real Estate Holdings (West Georgia), Inc., STB Real Estate Holdings (Nashville), Inc., STB Real Estate Holdings (Chattanooga), Inc. were formed and are wholly owned by STB Real Estate Parent (East Central Florida), Inc., STB Real Estate Parent (Miami), Inc. STB Real Estate Parent (Mid-Florida), Inc., STB Real Estate Parent (North Central Florida), Inc., STB Real Estate Parent (North Florida), Inc., STB Real Estate Parent (Tallahassee), Inc., STB Real Estate Parent (Tampa Bay), Inc., STB Real Estate Parent (West Florida), Inc., STB Real Estate Parent (Augusta), Inc., STB Real Estate Parent (Middle Georgia), Inc., STB Real Estate Parent (Northwest Georgia), Inc., STB Real Estate Parent (Savannah), Inc., STB Real Estate Parent (Southeast Georgia), Inc., STB Real Estate Parent (West Georgia), Inc., STB Real Estate Parent (Nashville), Inc., STB Real Estate Parent (Chattanooga), Inc., STB Real Estate Parent (East Tennessee), Inc. and STB Real Estate Parent (South Central Tennessee), Inc., which are wholly owned by STB Real Estate (East Central Florida), Inc., STB Real Estate (Miami), Inc. STB Real Estate (Mid-Florida), Inc., STB Real Estate (North Central Florida), Inc., STB Real Estate (North Florida), Inc., STB Real Estate (Tallahassee), Inc., STB Real Estate (Tampa Bay), Inc., STB Real Estate (West Florida), Inc., STB Real Estate (Augusta), Inc., STB Real Estate (Middle Georgia), Inc., STB Real Estate (Northwest Georgia), Inc., STB Real Estate (Savannah), Inc., STB Real Estate (Southeast Georgia), Inc., STB Real Estate (West Georgia), Inc., STB Real Estate (Nashville), Inc., STB Real Estate (Chattanooga), Inc., STB Real Estate (East Tennessee), Inc. and STB Real Estate (South Central Tennessee), Inc., respectively. The STB Real Estate Parent and STB Real Estate Companies were also formed on February 24, 1998. All companies began operation on March 25, 1998.

o As of May 15, 1998 STB Real Estate Parent II (Central Florida), Inc., STB Real Estate Parent II (Gulf Coast), Inc., STB Real Estate Parent II (Nature Coast), Inc., STB Real Estate Parent II (South Florida), Inc., STB Real Estate Parent II (Southwest Florida), Inc., STB Real Estate Parent II (Atlanta), Inc., STB Real Estate Parent II (Northeast Georgia), Inc. and STB Real Estate Parent II (South Georgia), Inc. were formed, which are wholly owned by STB Real Estate Parent (Central Florida), Inc., STB Real Estate Parent (Gulf Coast), Inc., STB Real Estate Parent (Nature Coast), Inc., STB Real Estate Parent (South Florida), Inc., STB Real Estate parent (Southwest Florida), Inc., STB Real Estate Parent (Atlanta), Inc., STB Real Estate Parent (Northeast Georgia), Inc. and STB Real Estate Parent (South Georgia), Inc. respectively. STB Real Estate Parent companies are wholly owned by the bank referenced in the parent company's legal name. STB Real Estate Holdings Companies began operations on May 20, 1998.

o As of May 15, 1998 STB Management Holdings (Central Florida), Inc., STB Management Holdings (Gulf Coast), Inc., STB Management Holdings (Miami), Inc., STB Management Holdings (South Florida), Inc., STB Management Holdings (Tampa
  Bay), Inc. and STB Management Holdings (Atlanta), Inc. were formed and are wholly owned by STB Management (Central Florida), Inc., STB Management (Gulf Coast), Inc., STB Management (Miami), Inc., STB Management (South Florida), Inc., STB Management (Tampa Bay), Inc. and STB Management (Atlanta), Inc. respectively. STB Management companies are wholly owned by the bank referenced in the parent company's legal name. STB Management Holdings companies are currently inactive.

o SunTrust Community Development Corporation was incorporated on April 20, 1998.

o STSC Leasing Corporation was incorporated on May 19, 1998.

o As of July 15, 1998 STB Real Estate Parent (Central Florida), Inc., STB Real Estate Parent (Gulf Coast), Inc., STB Real Estate Parent (Nature Coast), Inc., STB Real Estate Parent (South Florida), Inc., STB Real Estate Parent (Southwest Florida), Inc., STB Real Estate Parent (Atlanta), Inc., STB Real Estate Parent (Northeast Georgia), Inc. and STB Real Estate Parent (South Georgia), Inc., changed their names to STB Real Estate (Central Florida), Inc., STB Real Estate (Gulf Coast), Inc., STB Real Estate (Nature Coast), Inc., STB Real Estate (South Florida), Inc., STB Real Estate (Southwest Florida), Inc., STB Real Estate (Atlanta), Inc., STB Real Estate (Northeast Georgia), Inc. and STB Real Estate (South Georgia), Inc. In addition, STB Real Estate (Atlanta), Inc., STB Real Estate (Northeast Georgia), Inc. and STB Real Estate (South Georgia), Inc. In addition, STB Real Estate Parent II (Central Florida), Inc., STB Real Estate Parent II (Gulf Coast), Inc., STB Real Estate Parent II (Nature Coast), Inc., STB Real Estate Parent II (South Florida), Inc., STB Real Estate Parent II (Southwest Florida), Inc., STB Real Estate Parent II (Atlanta), Inc., STB Real Estate Parent II (Northeast Georgia), Inc. and STB Real Estate Parent II (South Georgia), Inc. changed their names to STB Real Estate Parent (Central Florida), Inc., STB Real Estate Parent (Gulf Coast), Inc., STB Real Estate Parent (Nature Coast), Inc., STB Real Estate Parent (South Florida), Inc., STB Real Estate Parent (Southwest Florida), Inc., STB Real Estate Parent (Atlanta), Inc., STB Real Estate Parent (Northeast Georgia), Inc. and STB Real Estate Parent (South Georgia), Inc.

o Atlanta Community Investment Corporation was incorporated on July 22, 1998.

o As of August 6, 1998 STB Real  Estate  Holdings  (Nashville),  Inc.,  STB Real
  Estate Holdings (Chattanooga), Inc., STB Real Estate Holdings (East Tennessee), Inc., STB Real Estate Holdings (South Central Tennessee), Inc., STB Real Estate Parent (Nashville), Inc., STB Real Estate Parent (Chattanooga), Inc., STB Real Estate parent (East Tennessee), Inc., STB Real Estate Parent (South Central Tennessee), Inc., STB Real Estate (Nashville), Inc., STB Real Estate (Chattanooga), Inc., STB Real Estate (East Tennessee), Inc. and STB Real Estate (South Central Tennessee), Inc. were merged into the bank referenced in the company name.

o October 1, 1998, Citizens Bank Corporation was acquired by SunTrust and merged into SunTrust Bank, Tallahassee, NA.

o Effective December 31, 1998, SunTrust Banks, Inc. acquired Crestar Financial Corporation.